UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2025

CLENE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39834	85-2828339
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6550 South Millrock Drive, Suite G50 Salt Lake City, Utah		84121
(Address of principal executive offices)		(Zip Code)
(801) 676-9695
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CLNN	The Nasdaq Capital Market
Warrants, to acquire one-fortieth of one share of Common Stock for $230.00 per share	CLNNW	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Previously, on October 5, 2023, Clene Inc. and its wholly owned subsidiary, Clene Nanomedicine, Inc. (together with Clene Inc. and its other subsidiaries, the “Company”) announced a four-year, $45.1 million grant (“the NIH Grant”) from the National Institute of Health (“NIH”) to the Company, in collaboration with Columbia University (“Columbia”), the prime awardee, and Synapticure, a neurology specialty health clinic. On April 3, 2024, the Company entered into a grant subaward agreement with Columbia (the “Subaward”) for the first year of the NIH Grant. The NIH Grant supports an Expanded Access Program (the “ACT-EAP”) for CNM-Au8 treatment of amyotrophic lateral sclerosis (“ALS”), and was awarded under the Accelerating Access to Critical Therapies for ALS Act.

On January 28, 2025, the Company entered into a grant subaward amendment (“Subaward Amendment 1”) with Columbia, which provides for reimbursement of Company expenses for the second year of the ACT-EAP in an amount up to $8.0 million during the period from September 1, 2024 to August 31, 2025. The other terms of the Subaward as disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 9, 2024, remain in full force an effect.

The foregoing description of Subaward Amendment 1 does not purport to be complete and is qualified in its entirety by reference to the text of Subaward Amendment 1, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1*	FDP Subaward Amendment, dated January 28, 2025, by and between Clene Nanomedicine, Inc. and the Trustees of Columbia University in the City of New York.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

*
Schedules and similar attachments to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. We agree to furnish supplementally a copy of such omitted materials to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLENE INC.

Date: January 30, 2025	By:	/s/ Robert Etherington
Robert Etherington
President and Chief Executive Officer

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